UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2012

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On April 17, 2012, the shareholders of the Company approved amendments to the Company’s Equity Compensation Plan and re-approved the Plan as amended and restated. The amendments are effective immediately. The amendments are described in the Company’s 2012 Proxy Statement under Vote Item 2 beginning on page 23, which description is incorporated into this item 5.02 by reference.

On April 17, 2012, the shareholders of the Company approved amendments to the Company’s Management Incentive Plan and re-approved the Plan as amended and restated. The amendments are effective immediately for the fiscal year commencing January 1, 2012. The amendments are described in the Company’s 2012 Proxy Statement under Vote Item 3 beginning on page 29, which description is incorporated into this item 5.02 by reference.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

Voting Results for 2012 Annual Meeting

(a) On April 17, 2012, the Company held its annual meeting of shareholders.

(b) At the annual meeting, five vote items were acted upon by the shareholders. The number of votes cast for, against, or withheld as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth below:

Vote Item 1: Election of Directors

Outcome: All nominees were elected

Nominee	For	Withheld	Abstain	Broker Nonvote
Robert B. Carter	186,958,931	7,127,756	3,460,511	31,929,121
John C. Compton	188,954,723	5,472,172	3,120,303	31,929,121
Mark A. Emkes	183,022,129	11,407,198	3,117,871	31,929,121
Vicky B. Gregg	186,848,750	7,599,222	3,099,226	31,929,121
James A. Haslam, III	187,731,156	6,718,404	3,097,638	31,929,121
D. Bryan Jordan	190,388,195	4,051,196	3,107,807	31,929,121
R. Brad Martin	187,684,971	6,731,498	3,130,729	31,929,121
Scott M. Niswonger	192,882,190	1,524,744	3,140,264	31,929,121
Vicki R. Palmer	183,553,408	10,871,795	3,121,995	31,929,121
Colin V. Reed	188,597,217	5,818,558	3,131,423	31,929,121
Luke Yancy III	183,863,621	10,520,978	3,159,599	31,932,121

Vote Item 2: Approval of Equity Compensation Plan, as amended

Outcome: Approved

Details	For	Against	Abstain	Broker Nonvote
Proposal to approve amendments to, and to re-approve as amended and restated, the Equity Compensation Plan, as described in the Proxy Statement	158,705,088	34,887,752	3,954,358	31,929,121

Vote Item 3: Approval of Management Incentive Plan, as amended

Outcome: Approved

Details	For	Against	Abstain	Broker Nonvote
Proposal to approve amendments to, and to re-approve as amended and restated , the Management Incentive Plan, as described in the Proxy Statement	185,626,491	7,903,110	4,017,597	31,929,121

Vote Item 4: Advisory Resolution to Approve Executive Compensation

Outcome: Approved

Details	For	Against	Abstain	Broker Nonvote
Advisory resolution to approve compensation of certain executive officers as described in the Proxy Statement	183,252,050	10,039,058	4,256,090	31,929,121

Vote Item 5: Ratification of Auditor

Outcome: Ratified

Auditor	For	Against	Abstain	Broker Nonvote
KPMG LLP	212,008,428	14,189,471	3,278,420	- 0 -

(c) & (d) Not applicable.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are incorporated by reference:

Exhibit # Description

10.1	Equity Compensation Plan (as amended and restated April 17, 2012), incorporated by reference to Appendix B to the Corporation’s Proxy Statement for its annual meeting on April 17, 2012
10.2	Management Incentive Plan (as amended and restated January 17, 2012), incorporated by reference to Appendix C to the Corporation’s Proxy Statement for its annual meeting on April 17, 2012

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: April 18, 2012	By:	/s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel, and Corporate Secretary

EXHIBIT INDEX

EX-10.1	Equity Compensation Plan (as amended and restated April 17, 2012), incorporated by reference to Appendix B to the Corporation’s Proxy Statement for its annual meeting on April 17, 2012

EX-10.2	Management Incentive Plan (as amended and restated January 17, 2012), incorporated by reference to Appendix C to the Corporation’s Proxy Statement for its annual meeting on April 17, 2012